UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)  February 19, 2004

EMISPHERE TECHNOLOGIES, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	1-10615	13-3306985

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

765 Old Saw Mill River Road, Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

(914) 347-2220

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.  99.1   Press Release, dated February 19, 2004, reporting the results of operations of Emisphere Technologies, Inc. (the “Registrant”) for its fiscal fourth quarter and year ended December 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 12.          Disclosure of Results of Operations and Financial Condition

          On February 19, 2004, Emisphere Technologies, Inc. issued a press release announcing results of operations for the fiscal fourth quarter and year ended December 31, 2003.  The Company also highlighted its progress related to development programs using its proprietary eligen™ oral drug delivery technology.  A copy of the press release is furnished herewith and is incorporated by reference herein as Exhibit 99.1.

          The information in this Current report and attached Exhibit are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMISPHERE TECHNOLOGIES, INC.

Dated: February 25, 2004
By:

Name: Elliot Maza
Title: Chief Financial Officer